UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2011

USChina Taiwan Inc.

(Name of Small Business Issuer in its Charter)

_____Nevada 7389 27-2039490

(State or Other (Primary Standard Industrial (I.R.S. Employer

Jurisdiction Classification Code Number) Identification No.)

Of Organization)

Taiwan:    16F-5, No. 78-17, Sec. 2 Zhong Gang Rd. Taichung, Taiwan

(Address of principal executive offices) (Postal or Zip Code)

Registrant's telephone number, including area code: 886-916-456-210

N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________

Item 8.01 Other Events:

Reports Of Shareholder Meetings

The annual shareholder meeting was taken placed in the USA’s office of the Company on July 24, 2011, and 98 % of the outstanding shares submitted the votes. These votes approved the following issue:

(1) The election of Ching S. Hong to serve as Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2011	USChina Taiwan Inc. (Registrant)

/s/ Ching S Hong_______

Ching S Hong, Chairman